UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2025

THE AZEK COMPANY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39322	90-1017663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 W Fulton Street, Suite 350 Chicago, Illinois	60607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 275-2935

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	AZEK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 23, 2025, The AZEK Company Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with James Hardie Industries plc, an Irish public limited company (“JHX”), and Juno Merger Sub Inc., a Delaware corporation and an indirect wholly owned subsidiary of JHX (“Merger Sub”).

The Merger Agreement provides that, among other things and on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”) with the Company surviving the Merger as an indirect wholly owned subsidiary of JHX.

Merger Consideration

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of class A common stock, par value $0.001 per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than any shares of Company Common Stock held by the Company as treasury stock, directly by JHX or Merger Sub or by any dissenting stockholder) will be canceled and converted into the right to receive $26.45 in cash, without interest, from JHX less any applicable withholding taxes (the “Cash Consideration”), and 1.0340 shares (the “Exchange Ratio”), par value EUR 0.59 per share, of JHX (“JHX Shares”) and cash in lieu of fractional shares (collectively, the “Merger Consideration”). For U.S. federal income tax purposes, the Merger is structured as a taxable sale of Company Common Stock by the Company’s stockholders in exchange for the Merger Consideration.

Treatment of Company Equity Awards

On the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, each outstanding equity award with respect to Company Common Stock will be treated as follows:

•

Restricted Stock Units (“Company RSU Awards”): Each Company RSU Award held by a non-employee member of the Company Board of Directors that remains outstanding immediately prior to the Effective Time shall, to the extent not vested, become fully vested, and shall be automatically canceled for the right to receive (i) the Merger Consideration and (ii) an amount in cash equal to all dividend equivalents accrued but unpaid with respect to such Company RSU Award. Each other Company RSU Award shall be converted into (A) a time-based restricted stock unit award of Parent (each a “JHX RSU Award”) relating to a number of JHX Shares based on the Exchange Ratio, with the same terms and conditions as were applicable to such Company RSU Award and (B) a cash award based on the Cash Consideration with the same terms and conditions as were applicable to such Company RSU Award, and all dividend equivalents accrued but unpaid with respect to each such Company RSU Award shall be assumed and become an obligation in connection with the applicable JHX RSU Award.

•

Performance-Based Restricted Stock Units (“Company PSU Awards”): Each Company PSU Award that remains outstanding immediately prior to the Effective Time shall be assumed by JHX and converted into (A) a JHX RSU Award relating to a number of JHX Shares based on the Exchange Ratio with the same terms and conditions as were applicable to such Company PSU Award (except that the performance-based conditions shall no longer apply) and (B) a cash award based on the Cash Consideration with the same terms and conditions as were applicable to such Company PSU Award (except that the performance-based conditions shall no longer apply), and all dividend equivalents accrued but unpaid with respect to each such Company PSU Award shall be assumed and become an obligation in connection with the applicable JHX RSU Award. The number of shares of Company Common Stock subject to the Company PSU Awards shall be determined based on (i) for FY 2024 and 2025, actual performance, (ii) for FY 2026, if the performance period is more than half-complete at the time of closing, the greater of target and actual performance, otherwise, at target performance, and (iii) for FY 2027, target performance.

•

Stock Options (“Company Stock Options”): Each Company Stock Option held by (i) a non-employee member of the Company Board of Directors, (ii) a former employee of the Company or (iii) that is vested as of the Effective Time, shall be canceled for the right to receive an amount in cash equal to the value of the Merger Consideration, net of the exercise price and applicable tax withholding. All other Company Stock Options shall be assumed by JHX and converted into an option to purchase, on the same terms and conditions as were applicable to such Company Stock Options, a number of JHX Shares determined using the Equity Award Exchange Ratio (defined as the sum of (A) the quotient (rounded to four (4) decimal places) obtained by dividing (x) the Cash Consideration by (y) JHX’s five-trading day volume-weighted average price ending on the trading day immediately prior to the closing date and (B) the Exchange Ratio), and with an exercise price that preserves the spread value of such Company Stock Option.

Representations and Warranties; Covenants

The Merger Agreement contains customary representations and warranties of both the Company, on the one hand, and JHX and Merger Sub, on the other hand, and the parties have agreed to customary covenants, including, among others, relating to (i) the conduct of the Company’s and Parent’s businesses during the period between the execution of the Merger Agreement and the Effective Time, (ii) the obligation of the Company to call a meeting of its stockholders to approve the adoption of the Merger Agreement and (iii) the Company’s non-solicitation obligations related to alternative business combination proposals.

Under the Merger Agreement, each of the parties has agreed to use its reasonable best efforts to obtain as promptly as practicable all consents required to be obtained from any governmental authority or other person that are necessary, proper or advisable to consummate the transactions contemplated by the Merger Agreement, subject to certain limitations, including with respect to divestitures and other restrictions, set forth in the Merger Agreement.

Governance

Pursuant to the Merger Agreement, at the Effective Time, each of Gary Hendrickson, Jesse Singh and Howard Heckes, each of whom is currently a member of the Company’s Board of Directors, will be appointed to the Board of Directors of JHX as a director.

Conditions to Completing the Merger

The completion of the Merger is subject to the satisfaction or waiver of certain customary conditions, including: (a) the adoption of the Merger Agreement by the affirmative vote of the holders of at least a majority of the outstanding shares of Company Common Stock entitled to vote thereon (the “Company Stockholder Approval”); (b) the JHX Shares being issued to holders of Company Common Stock in the Merger being approved for listing on the NYSE, subject to official notice of issuance; (c) the effectiveness of the registration statement to be filed by JHX with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the registration under the Securities Act of 1933, as amended, of the JHX Shares to be issued in the Merger; (d) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (e) the absence of an injunction or law prohibiting the Merger; (f) the accuracy of the parties’ respective representations and warranties, subject to standards of materiality set forth in the Merger Agreement, (g) material compliance by each party with its respective obligations under the Merger Agreement and (h) the absence of a Material Adverse Effect (as defined in the Merger Agreement) with respect to each party.

Termination; Termination Fee

The Merger Agreement includes specified termination rights, including that the Merger Agreement may be terminated (a) by the mutual written consent of both the Company and JHX; (b) by either the Company or JHX if the consummation of the Merger does not occur on or before March 23, 2026, subject to an automatic extension for a period of three months under certain circumstances; (c) by either the Company or JHX if there exists a final and nonappealable law or order prohibiting the Merger; (d) by either the Company or JHX upon a failure to receive the Company Stockholder Approval (after a stockholder meeting is held for such purpose); (e) by either the Company or

JHX in the event of a material uncured breach by the other party of its representations, warranties, covenants or other agreements under the Merger Agreement; (f) by the Company in order to accept a Superior Proposal (as defined in the Merger Agreement); and (g) by JHX in the event the Company Board of Directors makes an adverse recommendation change. The Merger Agreement also provides for the payment by the Company of a termination amount of $272 million following the termination of the Merger Agreement to accept a Superior Proposal (as defined in the Merger Agreement) and under certain other circumstances.

Important Statement Regarding the Merger Agreement

The foregoing description of the Merger Agreement and the transactions contemplated thereby, including the Merger, in this Current Report on Form 8-K is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms. The Merger Agreement is not intended to provide any other factual information about the Company, JHX or Merger Sub. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Information concerning the subject matter of representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or JHX’s respective public disclosures.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit

Exhibit 2.1	Agreement and Plan of Merger, by and among James Hardie Industries plc, Juno Merger Sub Inc. and The AZEK Company Inc., dated as of March 23, 2025.

Exhibit 104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

Cautionary Disclosure Regarding Forward-Looking Statements

Statements in this report, including statements regarding the proposed acquisition of the Company by JHX, that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Examples of forward-looking statements include statements about the anticipated benefits of the proposed transaction between JHX and the Company (the “Transaction”), including estimated synergies, and the expected timing of completion of the Transaction; statements about the Company’s future performance; and statements regarding the Company’s plans, objectives or goals. Words such as “believe,” “anticipate,” “plan,” “expect,” “intend,” “target,” “estimate,” “project,” “predict,” “trend,” “forecast,” “guideline,” “aim,” “objective,” “will,” “should,” “could,” “likely,” “continue,” “may,” “objective,” “outlook” and similar expressions may identify forward-looking statements but are not the exclusive means of identifying such statements. Investors are cautioned not to place undue reliance on forward-looking statements.

Forward-looking statements of JHX and the Company, respectively, are based on the current expectations, estimates and assumptions of JHX and the Company, respectively, and, because forward-looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond the control of JHX or the Company. Such known and unknown risks, uncertainties and other factors may cause actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by forward-looking statements. These factors include risks and uncertainties relating to the Transaction, including, but not limited to, the possibility that required regulatory approvals for the Transaction or approval of the Transaction by the Company’s stockholders and other conditions to closing are not received or satisfied on a timely basis or at all; the possible occurrence of events that may give rise to a right of either or both of JHX and the Company to terminate the merger agreement providing for the Transaction; possible negative effects of the announcement or the consummation of the Transaction on the market price of JHX’s and/or the Company’s shares and/or on their respective businesses, financial conditions, results of operations and financial performance; uncertainties as to access to financing (including financing for the Transaction) on a timely basis and on reasonable terms; the impact of the additional indebtedness the Company would incur in connection with the Transaction; risks relating to the value of the JHX shares to be issued in the Transaction and the contemplated listing arrangements for JHX shares and depositary interests following the Transaction; risks relating to significant transaction costs and/or unknown liabilities; the possibility that the anticipated synergies and other benefits from the Transaction cannot be realized in full or at all or may take longer to realize than expected; risks associated with contracts containing consent and/or other provisions that may be triggered by the Transaction; risks associated with Transaction-related litigation; the possibility that costs or difficulties related to the integration of JHX’s and the Company’s businesses will be greater than expected; the risk that the Transaction and its announcement could have an adverse effect on the parties’ relationships with its and their employees and other business partners, including suppliers and customers; the potential for the Transaction to divert the time and attention of management from ongoing business operations; the potential for contractual restrictions under the merger agreement providing for the Transaction to adversely affect the parties’ ability to pursue other business opportunities or strategic transactions; the risk of other Transaction-related disruptions to the businesses, including business plans and operations, of JHX and the Company; and the possibility that, as a result of the Transaction or otherwise, JHX could lose its foreign private issuer status and be required to bear the costs and expenses related to full compliance with rules and regulations that apply to U.S. domestic issuers. There can be no assurance that the Transaction will in fact be consummated in the manner described or at all.

These factors are not necessarily all of the factors that could cause JHX’s, the Company’s or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, could also harm JHX’s, the Company’s or the combined company’s results.

The foregoing discussion of risks and uncertainties is not exhaustive; other risks and uncertainties may cause actual results to differ materially from those referenced in any forward-looking statements. All forward-looking statements attributable to JHX, the Company or the combined company, or persons acting on JHX’s or the Company’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements in this report speak only as of the date of this report and are statements of then-current expectations concerning future results, events and conditions. Neither JHX nor the Company assumes any obligation to update any forward-looking statements or information except as required by law. If JHX or the Company updates one or more forward-looking statements, no inference should be drawn that JHX or the Company will make additional updates with respect to those or other forward-looking statements. Further information regarding JHX, the Company and factors that could affect the forward-looking statements contained herein can be found in JHX’s Annual Report on Form 20-F for the fiscal year ended March 31, 2024, and in its other documents filed or furnished with the U.S. Securities and Exchange Commission (“SEC”), and in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024, and in its other documents filed or furnished with the SEC.

Important Information and Where to Find It

In connection with the proposed transaction between JHX and the Company, JHX will file with the SEC a registration statement on Form F-4, which will include a proxy statement of the Company that also serves as a prospectus of JHX (the “proxy statement/prospectus”), and each party will file other documents regarding the proposed transaction with the SEC. Investors and security holders are urged to read the proxy statement/prospectus and other relevant documents filed with the SEC when they become available, because they contain or will contain important information. The definitive proxy statement/prospectus will be sent to the Company’s stockholders. Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus (when they become available) and other documents that are filed or will be filed with the SEC by JHX or the Company through the SEC’s website at https://www.sec.gov. Copies of documents filed with the SEC by JHX will be available from JHX free of charge on JHX’s website at ir.jameshardie.com.au or upon request submitted to JHX by e-mail addressed to investor.relations@jameshardie.com.au. Copies of documents filed with the SEC by the Company will be available from the Company free of charge on the Company’s website at investors.azekco.com or upon request submitted to the Company by mail addressed to The AZEK Company Inc., Attention: Corporate Secretary, 1330 W Fulton Street #350, Chicago, Illinois 60607. The information included on, or accessible through, JHX’s or the Company’s website is not incorporated by reference into this communication.

Participants in the Solicitation

JHX and certain of its directors, executive officers and other employees, and the Company and its directors and certain of the Company’s executive officers and other employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about JHX’s directors and executive officers is contained in “Section 1—Directors, Senior Management and Employees” in JHX’s Annual Report on Form 20-F for the fiscal year ended March 31, 2024, filed with the SEC on May 20, 2024; in Exhibit 99.7 to JHX’s report on Form 6-K furnished to the SEC on May 21, 2024; in Exhibits 99.6 through 99.13 to JHX’s report on Form 6-K furnished to the SEC on June 21, 2024; in Exhibit 99.2 to JHX’s report on Form 6-K furnished to the SEC on July 12, 2024; in Exhibit 99.6 to JHX’s report on Form 6-K furnished to the SEC on August 13, 2024; in Exhibit 99.11 to JHX’s report on Form 6-K furnished to the SEC on August 23, 2024; in Exhibits 99.5 through 99.13 to JHX’s report on Form 6-K furnished to the SEC on September 20, 2024; in Exhibits 99.4 through 99.12 to JHX’s report on Form 6-K furnished to the SEC on December 20, 2024; and in other documents subsequently filed or furnished by JHX with the SEC. Information about the Company’s directors and executive officers is contained in “Nominees for Director,” “Proposal No. 1—Election of Directors,” “Corporate Governance,” “Executive Officers,” “Compensation Discussion and Analysis,” “2024 CEO Pay Ratio Disclosure,” “Pay-Versus-Performance,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Related Person Transactions” in the Company’s definitive proxy statement in connection with its 2025 annual meeting of stockholders, filed with the SEC on January 13, 2025; in the Company’s Current Report on Form 8-K (Amendment No. 1) filed with the SEC on January 24, 2025; in the Form 3 and Form 4 statements of beneficial ownership and statements of changes in beneficial ownership filed with the SEC by the Company’s directors and executive officers; and in other documents subsequently filed or furnished by the Company with the SEC. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. The documents referenced above in this paragraph may be obtained free of charge as described above under the heading “Important Information and Where to Find It.” Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the joint proxy statement/prospectus and other relevant materials filed with the SEC when they become available.

No Offer or Solicitation

This report is not intended to and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AZEK COMPANY INC.

Date: March 24, 2025	By:	/s/ Jesse Singh
	Name:	Jesse Singh
	Title:	Chief Executive Officer, President and Director